Exhibit 99.1

Tel: 212-885-8000 Fax: 212-697-1299 www.bdo.com	100 Park Avenue New York, NY 10017

Independent Accountant’s Report

February 9, 2023

Cartiga, LLC

400 Park Avenue

New York, NY 10022

We have performed the procedures enumerated below related to the planned securitization offering for Cartiga Asset Finance Trust 2023-1, LLC (“CAFT 2023-1”) as of January 15, 2023 (the “Transaction”). Cartiga, LLC (the “Company”) is responsible for the Transaction.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating certain information with respect to attributes of the consumer litigation funding assets pool (the “Data Tapes”) originated by Momentum Funding, LLC (“Momentum”) and Cartiga Consumer Funding, LLC (“Cartiga Consumer”) in connection with offering documents (the “Offering Documents”), relating to the Transaction. Additionally, Stifel, Nicolaus & Company, Incorporated and East West Markets, LLC (the “Specified Users”) have agreed to and acknowledged that the procedures performed are appropriate to meet their purposes. This report may not be suitable for any other purpose.

The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the sufficiency of the procedures described below, either for the purpose for which the report has been requested or for any other purpose.

For the purposes of this report, we obtained the following from the Company:

(i)	the Data Tapes originated by Momentum and Cartiga Consumer as of January 15, 2023;

(ii)	Offering Document with tables listed in Annex A of the Preliminary Private Placement Memorandum dated February 6, 2023.

(iii)	Access to the Company’s Sales Force Software System

The procedures and the associated findings are as follows:

1)

As instructed by the Company, we randomly selected 75 consumer litigation funding assets originated by Cartiga Consumer and selected 25 consumer litigation funding assets originated by Momentum. We performed the following procedures with respect to each selection:

a)	Agreed plaintiff name and funding amount in the Data Tapes to the plaintiff name and funding amount in the Sales Force system for Momentum and Cartiga Consumer.

b)	Agreed funded date reported in the Data Tapes to an electronic or physical contract signed by the plaintiff or a copy of the check image.

c)	Agreed funding amount listed in the Data Tapes to an electronic or physical contract signed by the plaintiff.

BDO USA, LLP, a Delaware limited liability partnership, is the U.S. member of BDO International Limited, a UK company limited by guarantee, and forms part of the international BDO network of independent member firms.

BDO is the brand name for the BDO network and for each of the BDO Member Firms.

d)	Agreed funding name, Advance ID or the Legacy ID listed in the Data Tapes to an electronic or physical contract signed by the plaintiff.

We found no exceptions as a result of these procedures.

2)	Using the Data Tapes we agreed the Litigation Funding Asset Count total and the Outstanding Receivable Principal Balance to the schedules included in the Offering Document.

We found no exceptions as a result of these procedures.

3)	Using the Data Tapes we recalculated the information in the Offering Document tables listed below and identify any differences noted:

i.	Composition of the Receivable Pool

ii.	Distribution of Outstanding Receivable Principal Balance by Advance Type

iii.	Distribution of Outstanding Receivable Principal Balance per Unique Case

iv.	Distribution of Outstanding Receivable Principal Balance by Injury/Case Type

v.	Distribution of Outstanding Receivable Principal Balance by Payment Source

vi.	Distribution of Outstanding Receivable Principal Balance by Payment Source NAIC Rating

vii.	Distribution of Outstanding Receivable Principal Balance by Law Firm

viii.	Distribution of Outstanding Receivable Principal Balance by Months Outstanding from the Earliest Advance Date

ix.	Distribution of Outstanding Receivable Principal Balance by Months Outstanding from the Most Recent Advance Date

x.	Distribution of Outstanding Receivable Principal Balance by Expected Case Worth Ratio

xi.	Distribution of Outstanding Receivable Principal Balance by Plaintiff State.

We found no exceptions as a result of these procedures.

The procedures outlined above were limited to comparing or recalculating certain information that is further described in the procedures above. The Company is responsible for the provided Data Tapes, Offering Document with tables and other source documents. We were not requested to perform and we have not performed any procedures other than those outlined above. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of Data Tapes, Offering Document with tables and other source documents, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Outstanding Receivable Principal Balance, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Company, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review engagement, the objective of which would be the expression of an opinion or conclusion, respectively, on the certain information relating to the Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Outstanding Receivable Principal Balance conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.	Whether the originator(s) of the Outstanding Receivable Principal Balance complied with federal, state or local laws or regulations or

iii.

Any other factor or characteristic of the Outstanding Receivable Principal Balance that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Company and the Specified Users , and is not intended to be, and should not be, used by anyone other than these specified parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Users but who may have access to this report as required by law or regulation.

February 9, 2023

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